DEF 14A

PROXY STATEMENT PURSUANT TO SECTION 14 (a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the [_]

Registrant

Check the appropriate box:

[_]       Preliminary Proxy Statement

[_]       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]       Definitive Proxy Statement

[ ]       Definitive Additional Materials

[_]       Soliciting Materials under Rule 14a-12

BNY Mellon High Yield Strategies Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]       No fee required.

[ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)       Title of each class of securities to which transaction applies:

(2)       Aggregate number of securities to which transaction applies:

(3)       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)       Proposed maximum aggregate value of transaction:

(5)       Total Fee Paid:

[_] Fee paid previously with preliminary materials.

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)       Amount Previously Paid:

(2)       Form, Schedule or Registration Statement No.:

(3)       Filing Party:

(4)       Date Filed:

BNY MELLON HIGH YIELD STRATEGIES FUND

Notice of Annual Meeting of Shareholders

To the Shareholders of BNY Mellon High Yield Strategies Fund:

The Annual Meeting of Shareholders (the "Meeting") of BNY Mellon High Yield Strategies Fund (the "Fund") will be held over the Internet in a virtual meeting format only on Thursday, August 21, 2025 at 10:30 a.m., Eastern time, for the following purposes:

1.	To elect two Class II Trustees to serve for three-year terms and until their respective successors are duly elected and qualified.
2.	To transact such other business as may properly come before the Meeting, or any adjournments or postponements thereof.

The Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting physically, but you may participate over the Internet as described below. However, if it is determined that the Meeting will be held in person, we will make an announcement in the manner noted below.

Shareholders of record at the close of business on June 25, 2025 will be entitled to receive notice of the Meeting and to vote on the proposals. To participate in the Meeting virtually, you must go to the Meeting website at www.meetnow.global/MVZWMDV, and enter the control number found on your proxy card.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting virtually. To register, you must submit proof of your proxy power (legal proxy provided by your intermediary) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund's tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration should be received no later than 5:00 p.m., Eastern Time, on Thursday, August 14, 2025. You will receive a confirmation email from Computershare of your registration and a control number that will allow you to vote at the Meeting. For requests received after 5:00 p.m., Eastern Time, on Thursday, August 14, 2025, Computershare will attempt to register you, but may be unable to do so prior to the Meeting.

Questions from shareholders to be considered at the Meeting must be submitted to BNY Investments at 1-800-334-6899 or instsales@bny.com no later than 5:00 p.m., Eastern Time, on Thursday, August 14, 2025. Only questions that are pertinent, as determined by the chairperson of the Meeting, will be answered during the Meeting, subject to time constraints.

Whether or not you plan to attend the Meeting virtually, we urge you to vote and submit your proxy in advance of the Meeting by one of the methods described in the proxy materials for the Meeting.

PLEASE NOTE: If it is determined that the Meeting will be held in person, instead of virtually, an announcement of the change will be provided by means of a press release, which will be posted on our website www.bny.com/proxy. We encourage you to check the website prior to the Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

By Order of the Board

Sarah S. Kelleher

Secretary

New York, New York
July 15, 2025

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK ITS VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF SHAREHOLDERS REPRESENTING LESS THAN A MAJORITY OF THE VOTES ENTITLED TO BE CAST AT THE MEETING ARE PRESENT. IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

BNY MELLON HIGH YIELD STRATEGIES FUND

PROXY STATEMENT

Annual Meeting of Shareholders
to be held on August 21, 2025

This proxy statement is furnished in connection with a solicitation of proxies by the Board of Trustees (the "Board") of BNY Mellon High Yield Strategies Fund (the "Fund"), a closed-end investment company, to be used at the Annual Meeting of Shareholders of the Fund (the "Meeting"), a closed-end investment company, to be held over the Internet in a virtual meeting format only on Thursday, August 21, 2025 at 10:30 a.m., Eastern time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders of record at the close of business on June 25, 2025 (the "Record Date") are entitled to receive notice of the Meeting and to vote on the proposals. Shareholders will not be able to attend the Meeting physically, but may participate over the Internet as described in the Notice of Annual Meeting of Shareholders.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held as of the Record Date. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is properly executed and returned, or if you have voted by telephone or over the Internet, your vote nevertheless may be revoked after it is received by sending a written notice of revocation to the proxy tabulator at the address listed on the proxy card or by mailing a duly executed proxy bearing a later date; you may also change your vote by calling the toll-free telephone number listed under "To vote by Telephone" on the proxy card or over the Internet by going to the website listed on the proxy card and following the instructions on the website. To be effective, such revocation or vote change must be received before your prior proxy is exercised at the Meeting. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided. In addition, any shareholder who attends the Meeting virtually may vote over the Internet during the Meeting, thereby canceling any proxy previously given.

A quorum is constituted for the Fund by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. Virtual attendance at the Meeting shall constitute in person attendance for purposes of calculating a quorum. If a quorum is not present at the Meeting, the chairperson of the Meeting or the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund.

As of June 25, 2025, the Fund had 72,736,534 shares of beneficial interest outstanding.

It is estimated that proxy materials will be mailed to shareholders of record on or about July 15, 2025. To reduce expenses, only one copy of this proxy statement will be mailed to certain addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth below. The Fund will begin sending you individual copies promptly after receiving your request. The principal executive office of the Fund is located at 240 Greenwich Street, 18th Floor, New York, New York 10286.

A copy of the Fund's most recent Annual Report to Shareholders is available upon request, without charge, by visiting www.bny.com/closed-end-funds, writing to the Fund at BNY Shareholder Services, P.O. Box 534434, Pittsburgh, Pennsylvania 15253-4434, calling your financial adviser, or calling toll free 1-800-645-6561.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on Thursday, August 21, 2025: This proxy statement, a copy of the Fund's most recent Annual Report to Shareholders, and any additional proxy soliciting materials are available at  www.bny.com/closed-end-funds.

2

PROPOSAL 1: ELECTION OF TRUSTEES

The Board is divided into three classes with the term of office of one class expiring each year. It is therefore proposed that shareholders of the Fund consider the election of two Class II Trustees to serve for three-year terms and until their respective successors are duly elected and qualified. The individual nominees (the "Board Nominees") proposed for election are Ms. Roslyn M. Watson and Ms. Benaree Pratt Wiley.

Each Board Nominee currently serves as a Trustee of the Fund and is a board member of certain other funds in the BNY Mellon Family of Funds. Mses. Watson and Wiley have each served as a Trustee since the Fund's inception and have previously been elected by the Fund's shareholders. Each Board Nominee was nominated by the Fund's nominating committee, has consented to being named in this proxy statement and has agreed to continue to serve as a Trustee of the Fund if elected.

Biographical information about each Board Nominee is set forth below. Biographical information about the Fund's Trustees who are not standing for election at the Meeting but who will continue to be Trustees of the Fund after the Meeting (each, a "Continuing Trustee"), information on each Board Nominee's and Continuing Trustee's ownership of Fund shares and other relevant information is set forth in Exhibit A to this proxy statement. None of the Board Nominees or Continuing Trustees are deemed to be "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund.

The persons named as proxies on the accompanying proxy card intend to vote the proxy for the election of the Board Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Board Nominee will be unable to serve as a Trustee for any reason, but, if that should occur prior to the Meeting, the Board reserves the right to substitute another person or persons of its choice as nominee or nominees.

Board's Oversight Role in Management. The Board's role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily BNY Mellon Investment Adviser, Inc., the Fund's investment adviser (the "Investment Adviser"), and its affiliates, and Alcentra NY, LLC, the Fund's sub-adviser (the "Sub-Adviser"), have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including senior personnel of the Investment Adviser, the Sub-Adviser and their affiliates, the Fund's and the Investment Adviser's Chief Compliance Officer and portfolio management

3

personnel. The Board's Audit Committee (which consists of all Trustees) meets during its regularly scheduled and special meetings, and between meetings the Audit Committee chair is available to the Fund's independent registered public accounting firm and the Fund's Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Investment Adviser, the Sub-Adviser or their affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, business continuity, personal trading, valuation, credit and investment research. As warranted, the Board also receives informational reports from counsel to the Fund and the Board's independent legal counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Investment Adviser, the Sub-Adviser and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund, and the Board's risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of the Fund's Trustees not be "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Trustees") and as such are not affiliated with the Investment Adviser. To rely on certain exemptive rules under the 1940 Act, a majority of the Fund's Trustees must be Independent Trustees, and for certain important matters, such as the approval of the Fund's investment advisory agreement or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, all of the Fund's Trustees, including the Chairman of the Board, are Independent Trustees. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Investment Adviser, is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) the services that the Investment Adviser, the Sub-Adviser and their affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Investment Adviser, the Sub-Adviser and their affiliates; and (iii) the Board's oversight role in management of the Fund.

Information About Each Board Nominee's and Continuing Trustee's Experience, Qualifications, Attributes or Skills. Board Nominees for Trustee of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. The address of each Board Nominee is 240 Greenwich Street, New York, New York 10286. Specific information about the Continuing Trustees of the Fund, information on each Board Nominee's and Continuing Trustee's ownership of Fund shares and other relevant information is set forth in Exhibit A.

4

Board Nominees for Class II Trustees with Terms Expiring in 2028

Name (Age) of Board Nominee Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

ROSLYN M. WATSON (75) Class II Trustee (1998)	Watson Ventures, Inc., a real estate investment company, Principal (1993 – Present)	N/A

BENAREE PRATT WILEY (79) Class II Trustee (1998)	The Wiley Group, a firm specializing in strategy and business development, Principal (2005 – Present)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008 – Present) Blue Cross – Blue Shield of Massachusetts, Director (2004 – December 2020)

The Board is comprised of a diverse and highly experienced group of Trustees who each bring significant expertise and leadership experience to the Board. Mses Watson and Wiley have been BNY Mellon Family of Funds board members for over 20 years. Additional information about each Board Nominee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board Nominee possesses which the Board believes has prepared them to be effective Trustees (this information for the Continuing Trustees is set forth in Exhibit A). The Board believes that the significance of each Trustee's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.

5

Experience relevant to having this ability may be achieved through a Trustee's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Trustee nominees. To assist them in evaluating matters under federal and state law, the Trustees are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Investment Adviser and also may benefit from information provided by the Investment Adviser's counsel; counsel to the Fund and to the Board has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Board Nominees for Class II Trustees

Roslyn M. Watson – Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years. Ms. Watson currently serves as President and Founder of Watson Ventures, Inc., a real estate development investment firm, and her board memberships include American Express Bank, FSB (until 2018), The Hyams Foundation, Inc. (emeritus), Pathfinder International (until September 2022) and Simmons College. Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority. She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.

Benaree Pratt Wiley – Ms. Wiley is a corporate director and trustee. For fifteen years, Ms. Wiley was the President and Chief Executive Officer of The Partnership, Inc., an organization that strengthened Greater Boston's capacity to attract, retain and develop talented professionals of color. Ms. Wiley currently serves on the Board of CBIZ (NYSE:CBZ). She has served as the Chair of PepsiCo's African American Advisory Board, and formerly served on the Board of First Albany (NASDAQ: FACT) and Blue Cross – Blue Shield of Massachusetts. Her civic activities include serving on the Boards of Dress for Success Boston, Partners Continuing Care and Spaulding Hospital, the Black Philanthropy Fund and Howard University where she served as Vice Chair until June 2021.

Fund Board Committees. The Fund has standing Audit, Nominating, Compensation and Litigation Committees, each comprised of its Independent Trustees, except that Mr. Joseph S. DiMartino does not serve on the Compensation Committee.

The function of the Audit Committee is (1) to oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements and (2) to assist in the Board's oversight of the integrity of the Fund's financial

6

statements, the Fund's compliance with legal and regulatory requirements and the qualifications, independence and performance of the Fund's independent registered public accounting firm. A copy of the Fund's Audit Committee Charter, which describes the Audit Committee's purposes, duties and responsibilities, is available at  www.bny.com/closed-end-funds in the "BNY Audit Committee Charter" section under "Investments – Closed End Funds".

The Fund's Nominating Committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the Committee takes into consideration the factors listed in the Fund's Nominating Committee Charter and Procedures (the "Nominating Committee Charter"), including character, integrity, and business and professional experience. The Nominating Committee may consider whether a potential nominee's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes. Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations. The Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o BNY Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286, and including information regarding the recommended nominee as specified in the Nominating Committee Charter. The Nominating Committee Charter is attached as Exhibit B to this proxy statement.

The function of the Compensation Committee is to establish the appropriate compensation for serving on the Board.

The Litigation Committee seeks to address any potential conflicts of interest between the Fund and the Investment Adviser in connection with any potential or existing litigation or other legal proceeding related to securities held by the Fund and held or otherwise deemed to have a beneficial interest held by the Investment Adviser or its affiliate.

Compensation. Each Board Nominee also serves as a board member of certain other funds in the BNY Mellon Family of Funds. Annual retainer fees and meeting attendance fees are allocated among the Fund and those other funds on the basis of net assets, with the Chairman of the Board, Mr. DiMartino, receiving an additional 25% of such compensation. The Fund reimburses Trustees for travel and out-of-pocket expenses in connection with attending Board or committee meetings. The Fund does not have a bonus, pension, profit-sharing or retirement plan.

The amount of compensation paid to each Board Nominee by the Fund for the fiscal year ended March 31, 2025, and the aggregate amount of compensation paid to each Board Nominee by all funds in the fund complex (which comprises registered investment companies for which the Investment Adviser serves as investment

7

adviser) for which the Board Nominee was a board member during 2024, was as follows*:

Name of Board Nominee	Compensation from the Fund	Aggregate Compensation from the Fund and Fund Complex Paid to Board Nominee(**)
Roslyn M. Watson	$6,574	$470,200 (40)
Benaree Pratt Wiley	$6,574	$641,700 (57)

_______________

* Amounts shown do not include expenses reimbursed to Board Nominees for attending Board meetings. Amounts shown also do not include the costs of office space, office supplies and secretarial services, which are paid by the Fund (allocated among the funds in the BNY Mellon Family of Funds based on net assets), which, in 2024, amounted to approximately $243 paid by the Fund.

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Board Nominee served as a board member in 2024.

For the Fund's most recent fiscal year, the number of Board and committee meetings held and the amount of compensation paid by the Fund to the Continuing Trustees and the aggregate amount of compensation paid by all funds in the fund complex (which comprises registered investment companies for which the Investment Adviser or an affiliate of the Investment Adviser serves as investment adviser) for which each such person was a board member in 2024 are set forth in Exhibit A. Certain other information concerning the Fund's Trustees and officers also is set forth in Exhibit A.

Required Vote

Provided a quorum is present, the election of each Board Nominee requires the affirmative vote of a majority of shares of the Fund represented in person or by proxy and entitled to vote at the Meeting.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

The 1940 Act requires that the Fund's independent registered public accounting firm (the "independent auditors" or "auditors") be selected by a majority of the Independent Trustees. The Audit Committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors. At a meeting held on February 26, 2025, the Fund's Audit Committee

8

approved and the Fund's Board, including a majority of the Independent Trustees, ratified and approved the selection of KPMG LLP ("KPMG") as the independent auditors for the Fund's fiscal year ending March 31, 2026. The Audit Committee's report relating to the Fund's financial statements for the fiscal year ended March 31, 2025 is attached as Exhibit C to this proxy statement.

Independent Registered Public Accounting Firm Fees and Services

The following chart reflects fees billed by KPMG in the Fund's last two fiscal years. For Service Affiliates (i.e., the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund), such fees represent only those fees that required pre-approval of the Audit Committee, except the Aggregate Non-Audit Fees amounts, which include all non-audit fees billed by KPMG to the Fund and Service Affiliates. All services provided by KPMG were pre-approved, as required.

9

	Fund[1]	Service Affiliates[1]
Audit Fees	$110,300/$112,600	$0/$0
Audit-Related Fees[2]	$5,800/$6,000	$0/$0
Tax Fees[3]	$0/$0	$0/$0
All Other Fees	$0/$0	$0/$0
Aggregate Non-Audit Fees[4]	N/A	$4,074,591/$5,102,266

_______________

1.	Fiscal years ended March 31, 2024/March 31, 2025
2.	Services to the Fund consisted of security counts required by Rule 17f-2 under the 1940 Act.
3.	Services to the Fund consisted of U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments.
4.	Aggregate non-audit fees billed by KPMG to the Fund and Service Affiliates are shown under the Service Affiliates column.

Audit Committee Pre-Approval Policies and Procedures. The Fund's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of KPMG's engagement for audit and non-audit services to the Fund and non-audit services to Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining KPMG's independence. Pre-approvals pursuant to the Policy are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

Auditor Independence. The Fund's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that did not require pre-approval is compatible with maintaining KPMG's independence.

A representative of KPMG will be available to join the Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

Service Providers

BNY Mellon Investment Adviser, Inc., located at 240 Greenwich Street, New York, New York 10286, serves as the Fund's investment adviser pursuant to an Investment Management and Administration Agreement between the Fund and the Investment Adviser. A discussion regarding the basis for the Board's approving the Investment Management and Administration Agreement is available in the Fund's annual report for the fiscal year ended March 31, 2025.

10

Alcentra NY, LLC, located at One Madison Avenue, Suite 1600, New York, New York 10010, serves as the Fund's sub-adviser. The Sub-Adviser, subject to the Investment Adviser's supervision and approval, provides day-to-day management of the Fund's assets. A discussion regarding the basis for the Board's approving the sub-investment advisory agreement between the Investment Adviser and the Sub-Adviser is available in the Fund's annual report for the fiscal year ended March 31, 2025.

The Bank of New York Mellon, an affiliate of the Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, acts as Custodian for the assets of the Fund.

Computershare Inc., located at 480 Washington Boulevard, Jersey City, New Jersey 07310, acts as the Fund's Transfer Agent, Dividend-Paying Agent and Registrar.

Voting Information

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.
•	Over the Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
•	At the Meeting. You will not be able to attend the Meeting physically, but you may attend the Meeting virtually. Any shareholder who attends the Meeting virtually may vote over the Internet (see above) during the Meeting.

Shares represented by properly executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and, if no voting instructions are given, shares will be voted "for" the election of the Board Nominees.

If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power), the Fund's shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business, but will not constitute a vote "for" a proposal and will have no effect on the result of the vote. However, because the Fund understands that a broker or nominee may exercise discretionary voting power with respect to the proposal to

11

elect Trustees, and there are no other proposals expected to come before the Meeting for which a broker or nominee would not have discretionary voting authority, the Fund does not anticipate that there will be any "broker non-votes" at the Meeting.

The Fund will bear the cost of soliciting proxies. In addition to the use of the mail, proxies may be solicited by telephone. Authorizations to execute proxies may be obtained by electronic transmission or by telephonic instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Fund's proxy statement and proxy card in the mail. Within 72 hours of receiving a shareholder's solicited telephonic voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.

OTHER MATTERS

The Fund's Board is not aware of any other matter which may come before the Meeting. However, should any such matter properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their discretion on such matter.

Any proposals of shareholders that are intended to be presented at the Fund's 2026 Annual Meeting of Shareholders in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Secretary of the Fund at the Fund's principal executive offices no later than March 11, 2026, and must comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting. For other shareholder proposals to be presented at the 2026 Annual Meeting of Shareholders (but not included in the Fund's proxy statement), a shareholder's notice must be delivered to the Secretary of the Fund at the Fund's principal executive offices no earlier than February 9, 2026 and no later than 5:00 p.m., Eastern time, on March 11, 2026. If the 2026 Annual Meeting of Shareholders is advanced or delayed by more than 30 days from August 20, 2026, then timely notice must be delivered not earlier than the 150th day prior to such annual meeting and not later than 5:00 p.m., Eastern time, on the later of the 120th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. All shareholder proposals must include the information required by the Fund's bylaws.

Shareholders who wish to communicate with Trustees should send communications to the attention of the Secretary of the Fund, c/o BNY Mellon Investment Adviser, Inc. Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286, and communications will be directed to the Trustee or Trustees indicated in

12

the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

13

NOTICE TO BANKS, BROKER/DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Fund, in care of Computershare Inc., Proxy Department, 480 Washington Blvd., 27th Floor, Jersey City, New Jersey 07310, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares. The Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING VIRTUALLY ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE OR OTHERWISE VOTE PROMPTLY.

Dated: July 15, 2025

14

EXHIBIT A

PART I

Part I sets forth information regarding the Continuing Trustees, Board and committee meetings and share ownership.

Information About the Continuing Trustees' Experience, Qualifications, Attributes or Skills. The Continuing Trustees of the Fund who are not standing for election at the Meeting — that is, Ms. Bovich and Messrs. DiMartino, Donohue and Skapyak — together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. The address of the Continuing Trustees is 240 Greenwich Street, New York, New York 10286.

Continuing Class I Trustees with Terms Expiring in 2027

Name (Age) of Continuing Trustees Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

FRANCINE J. BOVICH (73) Class I Trustee (2011)	The Bradley Trusts, private trust funds, Trustee (2011 – Present)	Annaly Capital Management, Inc., a real estate investment trust, Director (2014 – 2015)

A-1

BRADLEY J. SKAPYAK (66) Class I Trustee (2021)

Chief Operating Officer and Director of The Dreyfus Corporation (2009 – 2019)

Chief Executive Officer and Director of MBSC Securities Corporation (2016 – 2019)

Chairman and Director of Dreyfus Transfer, Inc. (2011 – 2019)

Senior Vice President of The Bank of New York Mellon (2007 – 2019)

N/A

A-2

Continuing Class III Trustees with Terms Expiring in 2026

Name (Age) of Continuing Trustee Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

JOSEPH S. DIMARTINO (81) Chairman of the Board Class III Trustee (1998)	Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as listed herein)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997 – May 2023)

ANDREW J. DONOHUE (74) Class III Trustee (2019)	Attorney, Solo Law Practice (2019 – Present) Shearman & Sterling LLP, a law firm, Of Counsel (2017 – 2019) Chief of Staff to the Chair of the SEC (2015 – 2017)	N/A

Each Continuing Trustee, except Messrs. Donohue and Skapyak, has been a BNY Mellon Family of Funds board member for over 20 years. Mr. Donohue has over 40 years of experience in the investment funds industry. Mr. Skapyak has over 30 years of experience in the investment funds industry. Additional information about the Continuing Trustees follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that the Continuing Trustees possess which the Board believes has prepared them to be effective Trustees.

Continuing Trustees

Francine J. Bovich – Ms. Bovich currently also serves as a Trustee for The Bradley Trusts, private trust funds, and served as a Director of Annaly Capital Management, Inc. from 2014 to 2025. She is an Emeritus Trustee of Connecticut College, and served as a Trustee from 1986 to 1997. She currently serves as a member of the

A-3

Investment Committee (formerly, the Investment Sub Committee) for Connecticut College's endowment fund and served as Chair of the Investment Sub Committee until June 2020. From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group. Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993. From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager. From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company. From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.

Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the BNY Mellon Family of Funds for over 25 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of The Dreyfus Corporation (prior to its acquisition by a predecessor of BNY in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of The Dreyfus Corporation by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

Andrew J. (Buddy) Donohue – Mr. Donohue, who has worked as a solo law practitioner since 2019, has over 40 years of experience in the investment funds industry, in both senior government and private sector roles. Mr. Donohue served as Chief of Staff to the Chair of the SEC, from 2015 to 2017, and previously served as the Director of the SEC's Division of Investment Management, from 2006 to 2010, where he was effectively the most senior regulator for the U.S. investment funds industry. Mr. Donohue was Global General Counsel of Merrill Lynch Investment Managers, from 2003 to 2006, Executive Vice President and General Counsel of OppenheimerFunds, Inc., from 1991 to 2001, and Investment Company General Counsel of Goldman Sachs, from 2012 to 2015. Most recently, Mr. Donohue was an independent Director of the OppenheimerFunds, from 2017 to 2019, and Of Counsel at the law firm of Shearman & Sterling LLP, from September 2017 to July 2019. Mr. Donohue has been an officer, director and counsel for numerous investment advisers, broker-dealers, commodity trading advisers, transfer agents and insurance companies, and has served on the boards of business development companies, registered open-end funds, closed-end funds, exchange-traded funds and off-shore investment funds. He has also served as chairman of the American Bar Association's Investment Companies and Investment Advisers

A-4

Subcommittee, editor of the ABA Fund Director's Guidebook and, since 2018, director, and since January 2023, Chair of the Mutual Fund Directors Forum, a leading funds industry organization. Mr. Donohue also is an adjunct professor teaching investment management law at Brooklyn Law School.

Bradley J. Skapyak – Mr. Skapyak has over 30 years of experience in the investment funds industry. From January 2010 through May 2019, Mr. Skapyak served as President of the funds in the BNY Mellon Family of Funds. From June 2009 through May 2019, Mr. Skapyak served as Chief Operating Officer and Director of The Dreyfus Corporation, where he was primarily responsible for the relationship between The Dreyfus Corporation and the BNY Mellon Family of Funds, served as management's representative at BNY Mellon Family of Funds' Board meetings and managed the mutual fund administration operations of The Dreyfus Corporation in connection with its role as administrator to the BNY Mellon Family of Funds. Mr. Skapyak also served, from August 2016 through May 2019, as Chief Executive Officer and Director of MBSC Securities Corporation; from May 2011 through May 2019, as Chairman and Director of Dreyfus Transfer, Inc.; and from April 2007 through May 2019, as Senior Vice President of The Bank of New York Mellon.

A-5

Board Nominees' and Continuing Trustees' Ownership of Fund Shares. The table below indicates the dollar range of the Board Nominees' and the Continuing Trustees' ownership of shares of the Fund's beneficial interest and shares of other funds in the BNY Mellon Family of Funds, in each case as of December 31, 2024.

Name of Continuing Trustee or Board Nominee	Fund Shares	Aggregate Holdings of Funds in the BNY Mellon Family of Funds

Francine J. Bovich	None	$50,001 – $100,000

Joseph S. DiMartino	Over $100,000	Over $100,000

Andrew J. Donohue	None	Over $100,000

Bradley J. Skapyak	$10,001 – $50,000	Over $100,000

Roslyn M. Watson*	None	$10,001 – $50,000

Benaree Pratt Wiley*	None	$50,001 – $100,000

_________________
* Board Nominee.

As of December 31, 2024, none of the Board Nominees or the Continuing Trustees or their immediate family members owned securities of the Investment Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Adviser.

A-6

PERTAINING TO THE BOARD

•	The Fund held six Board meetings, five Audit Committee meetings, one Compensation Committee meeting and one Nominating Committee meeting during the Fund's last fiscal year. The Litigation Committee did not meet during the last fiscal year.
•	The Fund does not have a formal policy regarding Trustees' attendance at annual meetings of shareholders. Trustees did not attend last year's annual meeting of shareholders.
•	All Continuing Trustees and Board Nominees of the Fund attended at least 75% of the meetings of the Board and committees of which they were a member held in the last fiscal year.

A-7

Compensation Table. The amount of compensation paid by the Fund to each Continuing Trustee and emeritus Board member by the Fund for the fiscal year ended March 31, 2025, and the aggregate amount of compensation paid to each Continuing Trustee and emeritus Board member by all funds in the fund complex (which comprises registered investment companies for which the Investment Adviser or an affiliate of the Investment Adviser serves as investment adviser) for which such person was a Board member or emeritus Board member during 2024, was as follows:*

Name	Compensation from the Fund	Aggregate Compensation from the Fund and Fund Complex Paid to Trustee(**)

Continuing Trustees

Francine J. Bovich	$4,938	$699,700 (69)

Joseph S. DiMartino	$8,217	$1,090,000 (86)

Andrew J. Donohue	$6,574	$473,700 (40)

Bradley J. Skapyak	$6,620	$204,700 (18)

Emeritus Board Member***

Stephen J. Lockwood	$1,365	$77,500 (18)

____________________

* Amounts shown do not include expenses reimbursed to Trustees for attending Board meetings. Amounts shown also do not include the costs of office space, office supplies and secretarial services, which are paid by the Fund (allocated among the funds in the BNY Mellon Family of Funds based on net assets), which, in 2024, amounted to approximately $243 paid by the Fund.

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Continuing Trustee or Emeritus Board member served as a Board member or Emeritus Board member in 2024.

*** An Emeritus Board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Trustee became emeritus and a per meeting attended fee of one-half the amount paid to Trustees. The Fund's emeritus program was discontinued for current Trustees in November 2021.

A-8

PART II

Part II sets forth information regarding the officers of the Fund. Each officer of the Fund holds office for an indefinite term until the officer's successor is elected and has qualified.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
DAVID DIPETRILLO President (2019)[1]	47	Vice President and Director of the Investment Adviser since February 2021; Head of North America Distribution, BNY Investments since February 2023; and Head of North America Product, BNY Investments from January 2018 to February 2023. He is an officer of 46 investment companies (comprised of 86 portfolios) managed by the Investment Adviser.
JAMES WINDELS Treasurer (2012)	66	Director of the Investment Adviser since February 2023; Vice President of the Investment Adviser since September 2020; and Director – BNY Fund Administration. He is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
A-9

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
PETER M. SULLIVAN Chief Legal Officer, Vice President and Assistant Secretary (2019)[2]	57	Chief Legal Officer of the Investment Adviser and Associate General Counsel of BNY since July 2021; Senior Managing Counsel of BNY from December 2020 to July 2021; and Managing Counsel of BNY from March 2009 to December 2020. He is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
SARAH S. KELLEHER Vice President and Secretary (2014)[3]	49	Vice President of BNY Mellon ETF Investment Adviser, LLC since February 2020; Senior Managing Counsel of BNY since September 2021; and Managing Counsel of BNY from December 2017 to September 2021. She is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
DEIRDRE CUNNANE Vice President and Assistant Secretary (2019)	35	Managing Counsel of BNY since December 2021; and Counsel of BNY from August 2018 to December 2021. She is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
A-10

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
LISA M. KING Vice President and Assistant Secretary (2024)	57	Counsel of BNY since June 2023; and Regulatory Administration Group Manager at BNY Mellon Asset Servicing from February 2016 to June 2023. She is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
JEFF S. PRUSNOFSKY Vice President and Assistant Secretary (2012)	60	Senior Managing Counsel of BNY. He is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
AMANDA QUINN Vice President and Assistant Secretary (2020)	40	Managing Counsel of BNY since March 2024; and Counsel of BNY from June 2019 to February 2024. She is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
A-11

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
DANIEL GOLDSTEIN Vice President (2022)	56

Head of Product Development of North America Distribution, BNY Investments since January 2018; Executive Vice President of North America Product, BNY Investments since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Investments from 2010 to March 2023. He is an officer of 46 investment companies (comprised of 86 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

JOSEPH MARTELLA Vice President (2022)	48

Vice President of the Investment Adviser since December 2022; Head of Product Management of North America Distribution, BNY Investments since January 2018; Executive Vice President of North America Product, BNY Investments since April 2023; and Senior Vice President of North America Product, BNY Investments from 2010 to March 2023. He is an officer of 46 investment companies (comprised of 86 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

A-12

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
ROBERTO G. MAZZEO Assistant Treasurer (2024)	44	Financial Reporting Manager – BNY Fund Administration. He is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
GAVIN C. REILLY Assistant Treasurer (2012)	56	Tax Manager – BNY Fund Administration. He is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
ROBERT SALVIOLO Assistant Treasurer (2012)	58

Senior Accounting Manager – BNY Fund Administration. He is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

ROBERT SVAGNA Assistant Treasurer (2012)	58

Senior Accounting Manager – BNY Fund Administration. He is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

A-13

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
JOSEPH W. CONNOLLY Chief Compliance Officer (2012)	68	Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Investment Adviser from 2004 until June 2021. He is Chief Compliance Officer of 45 investment companies (comprised of 89 portfolios) managed by the Investment Adviser.

____________________
1 President since 2021; previously, Vice President.
2 Chief Legal Officer since July 2021.
3 Secretary since April 2024; previously, Assistant Secretary.

The address of each officer of the Fund is 240 Greenwich Street, New York, New York 10286.

A-14

PART III

Part III sets forth information for the Fund regarding the beneficial ownership of its shares as of June 25, 2025 by the Board Nominees, Continuing Trustees and officers of the Fund owning shares on such date and by any shareholders owning 5% or more of the Fund's outstanding shares.

As of June 25, 2025, the Board Nominees, Continuing Trustees and officers of the Fund, as a group, beneficially owned less than 1% of the Fund's outstanding shares.

To the Fund's knowledge, based on filings made pursuant to Section 13 of the Exchange Act, as of June 25, 2025, the following information with respect to beneficial ownership of more than 5% of the Fund's outstanding shares has been reported.

Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Fund Shares	First Trust Portfolios L.P. First Trust Advisors L. P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	14,232,740	19.57%

As of June 25, 2025, Cede & Co., P.O. Box 20, Bowling Green Station, New York, New York 10274, held of record 99.5% of the outstanding shares of beneficial interest of the Fund.

Delinquent Section 16(a) Reports

Under Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, and the rules thereunder, the Fund's officers and Trustees, persons owning more than 10% of the Fund's shares of beneficial interest, and certain additional persons are required to report their transactions in the Fund's shares of beneficial interest to the SEC and the Fund. Based solely on written representations of such persons and on copies of reports that have been filed with the SEC, the Fund believes that, during the fiscal year ended March 31, 2025, such persons complied with all filing requirements applicable to such persons.

A-15

EXHIBIT B

THE BNY MELLON FAMILY OF FUNDS
BNY MELLON FUNDS TRUST

Nominating Committee Charter and Procedures

ORGANIZATION

The Nominating Committee (the "Committee") of each fund in the BNY Mellon Family of Funds (each, the "Fund") shall be composed solely of Directors/Trustees ("Directors") who are not "interested persons" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund ("Independent Directors"). The Board of Directors of the Fund (the "Board") shall select the members of the Committee and shall designate the Chairperson of the Committee.

RESPONSIBILITIES

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund and as Advisory Board Members (as defined below) of the Fund.

EVALUATION OF POTENTIAL NOMINEES

The Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. In evaluating potential Director nominees (including any nominees recommended by shareholders as provided below) in light of this standard, and to address certain legal and other requirements and considerations associated with composition of the Board, the Committee shall consider, among other factors it may deem relevant:

•	the character and integrity of the person;
•	whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;
•	whether or not the person has any relationships that might impair his or her service on the Board;
•	whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;
•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;
B-1

•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund; and
•	the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

In addition, the Committee may consider whether a potential nominee's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes. Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations.

While the Committee is solely responsible for the selection and nomination of Directors and Advisory Board Members, the Committee may consider nominees for Independent Director recommended by Fund shareholders. The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, c/o BNY Mellon Investment Adviser, Inc. Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

The Committee shall have the authority to retain and terminate any search firm or other consultant to be used to identify and/or conduct a background check with respect to Independent Director and/or Advisory Board member candidates, including the authority to approve its fees and other retention terms. The Committee is empowered to cause the Fund to pay the compensation of any search firm or other consultant engaged by the Committee.

NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

B-2

ADVISORY BOARD MEMBERS

The Committee may from time to time propose nominations of one or more individuals to serve as members of an "advisory board," as such term is defined in Section 2(a)(1) of the 1940 Act ("Advisory Board Members"). An individual shall be eligible to serve as an Advisory Board Member only if that individual meets the requirements to be an Independent Director (subject to the Committee's evaluation of the factors set forth above for consideration of potential Board nominees) and does not otherwise serve the Fund in any other capacity. An Advisory Board Member shall not have voting rights with respect to matters pertaining to the Fund. Any Advisory Board Member shall serve at the pleasure of the Board and may be removed, at any time, with or without cause, by the Board. An Advisory Board Member subsequently may be appointed as an Independent Director, or nominated and elected as an Independent Director, at which time he or she shall cease to be an Advisory Board Member. Any Advisory Board Member may resign at any time.

REVIEW OF CHARTER AND PROCEDURES

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

B-3

EXHIBIT C

REPORT OF THE AUDIT COMMITTEE
BNY Mellon High Yield Strategies Fund

May 22, 2025

The Audit Committee oversees the Fund's financial reporting process on behalf of the Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the Fund's independent registered public accounting firm (the "independent auditors" or "auditors"), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the Committee under the applicable standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") and Securities and Exchange Commission. In addition, the Committee discussed with the independent auditors the auditors' independence from management and the Fund, including the auditors' letter and the matters in the written disclosures required by the PCAOB, and considered the compatibility of non-audit services with the auditors' independence.

The Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Trustees (and the Board approved) that the audited financial statements for the Fund be included in the Fund's Annual Report to Shareholders for the year ended March 31, 2025.

Francine J. Bovich, Audit Committee Chair
Joseph S. DiMartino, Audit Committee Member
Andrew J. Donohue, Audit Committee Member
Bradley J. Skapyak, Audit Committee Member
Roslyn M. Watson, Audit Committee Member
Benaree Pratt Wiley, Audit Committee Member

C-1

0430-PROXY-25

BNY MELLON HIGH YIELD STRATEGIES FUND PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT
EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy.direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VIRTUAL MEETING

at the following Website:

www.meetnow.global/MVZWMDV

on August 21 at 10:30 a.m. Eastern Time

To participate in the Virtual Meeting, enter

the 14-digit control number from the

shaded box on this card.

Please detach at perforation before mailing.

PROXY	BNY MELLON HIGH YIELD STRATEGIES FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 25, 2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned shareholder of BNY Mellon High Yield Strategies Fund (the “Fund”) hereby appoints Sarah Kelleher and Deirdre Cunnane, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on June 25, 2025, at the Annual Meeting of Shareholders of the Fund to be virtually held at the following Website: www.meetnow.global/MVZWMDV on August 21, 2025, at 10:30 a.m., Eastern time, and at any and all adjournments thereof (the “Meeting”), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Meeting. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

BNY_34537_042925

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE

xxxxxxxxxxxxxx	code

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Stockholder Meeting to Be Held virtually on August 21, 2025.

The Proxy Statement and Proxy Card for this meeting are available at:

www.bny.com/closed-end-funds

IF YOU VOTE BY TELEPHONE OR INTERNET,

PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A

Proposal The Board of Trustees recommends a vote “FOR” the following nominees.

1.	To elect two Class II Trustees to serve for three-year terms and until their respective successors are duly elected and qualified:

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Roslyn M. Watson	02. Benaree Pratt Wiley	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box

“FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

___________________________________________________________________________

2.	To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.

B

Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	BNY 34537	xxxxxxxx